                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    AMENDMENT NO. 2 TO FORM 8-K ON FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 30, 2000



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



         1-12815                                            N.A.
(Commission File Number)                       (IRS Employer Identification No.)

         Polarisavenue 31
         2132 JH Hoofdorp
         The Netherlands                                                 N.A.
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)

Item 5.        Other Events

               The Purchase Agreement dated as of July 30, 2000 by and between WEDGE Group Incorporated, WGI Tyler, Inc., Chicago Bridge & Iron Company N.V. and CB&I Tyler Company, previously filed as Exhibit (2) hereto, has been amended by an Amendment to Purchase Agreement dated as of November 17, 2000 between such parties attached as Exhibit (4) hereto.

               The Stock Purchase Agreement dated as of July 30, 2000 by and between WEDGE Group Incorporated, WGI Tyler, Inc. and First Reserve Fund VIII, L.P., previously filed as Exhibit (3) hereto, has been amended by an amendment thereto dated as of October 31, 2000 between such parties attached as Exhibit
(5) hereto.

Item 7.        Financial Statements and Exhibits

               (c)   Exhibits

                     *(1)  Company Press Release dated July 31, 2000.

                     *(2) Purchase Agreement dated as of July 30, 2000 by and between WEDGE Group Incorporated, WGI Tyler, Inc., Chicago Bridge & Iron Company N.V. and CB&I Tyler Company.

                     *(3) Stock Purchase Agreement dated as of July 30, 2000 by and between WEDGE Group Incorporated, WGI Tyler, Inc. and First Reserve Fund VIII, L.P.

                      (4) Amendment to Purchase Agreement dated as of November 17, 2000 by and between WEDGE Group Incorporated, WGI Tyler, Inc., Chicago Bridge & Iron Company N.V. and CB&I Tyler Company.

                      (5) Amendment to Stock Purchase Agreement dated as of October 31, 2000 by and between WEDGE Group Incorporated, WGI Tyler, Inc. and First Reserve Fund VIII, L.P.

*  Previously filed

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHICAGO BRIDGE & IRON COMPANY N.V.



Date:  November 21, 2000                 By: /s/  Timothy J. Wiggins
                                             -------------------------------

                                         By:  Chicago Bridge & Iron Company B.V.
                                         Its: Managing Director
                                              Timothy J. Wiggins
                                              Managing Director